UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 21, 2007

Morgan’s Foods, Inc.

(Exact Name of Registrant as Specified in its Charter)

Ohio	1-08395	34-0562210

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4829 Galaxy Parkway., Suite S, Cleveland, OH	44128
(Address of Principal Executive Offices)	(Zip Code)
(216) 359-9000

(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Morgan’s Foods, Inc.
Current Report on Form 8-K
ITEM 7.01 Change in Capital Expenditure Plans
     On November 21, 2007, the Company issued the attached press release.
The following Exhibits are filed herewith and incorporated herein by this reference:

Exhibit Number	Exhibit Description

99.1	Press Release dated November 21, 2007

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 21, 2007	MORGAN’S FOODS, INC.
	By:	/s/ KENNETH L. HIGNETT
		Name:	Kenneth L. Hignett
		Title:	Chief Financial Officer and Secretary

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